BLACKROCK MQE INVESTORS
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 1997 (UNAUDITED)

BLACKROCK MQE INVESTORS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investment in Annington  subordinated  debt (United  Kingdom)
     at estimated  fair value, which includes unrealized gain of $756,241
     (cost $45,493,052)*                                                                       $  46,249,293
Investment in Annington warrants (United Kingdom) at estimated fair value,
     which includes unrealized gain of $18,540 (cost $1,115,319)                                   1,133,859
                                                                                               -------------

     Total investments (cost $46,608,371)                                                         47,383,152

Interest receivable                                                                                1,254,448
Cash (Including cash held in foreign banks of $4,356)                                                 96,797
Deferred organization expenses and other assets (Note 1)                                              95,579
                                                                                               -------------

     Total assets                                                                              $  48,829,976
                                                                                               -------------

LIABILITIES

Unrealized loss on forward currency contracts                                                      3,016,164
Investment advisory fee payable (Note 2)                                                             231,233
Accrued expenses                                                                                     109,222
                                                                                               -------------

     Total liabilities                                                                             3,356,619
                                                                                               -------------
NET INVESTMENT ASSETS                                                                          $  45,473,357
                                                                                               =============

Net assets were comprised of:
     Common units of beneficial interest, at par (Note 4)                                      $         466
     Paid in capital in excess of par                                                              6,579,534
     Preferred units, at par (Note 4)                                                                 50,000
                                                                                               -------------
                                                                                                  46,630,000
     Accumulated net investment income                                                             1,113,679
     Accumulated realized loss on forward currency contracts,
       and foreign currency transactions                                                             (51,483)
     Net unrealized depreciation on investments, forward currency contracts
       and foreign currency transactions                                                          (2,218,839)
                                                                                               -------------
     Total net investment assets                                                               $  45,473,357
                                                                                               =============

     Net assets applicable to common unitholders                                                  45,423,357
                                                                                               =============

Net asset value per common unit ($45,423,357 divided by 46,580
     common units issued and outstanding)                                                      $      975.17
                                                                                               =============

Total units outstanding at end of period                                                           46,580.00
                                                                                               =============



--------------------------------------------------------------------------------

* This security has been partially or fully pledged as collateral in connection with forward currency contracts.

See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME

Income
     Interest (net of interest expense of $2,480)                                             $  2,515,212
                                                                                              ------------
Expenses
     Management fee                                                                                231,233
     Legal                                                                                          12,397
     Amortization of deferred organization expenses                                                 10,909
     Directors                                                                                      10,909
     Administration/Custody/Transfer Agent                                                           9,917
     Audit                                                                                           4,215
     Miscellaneous                                                                                   2,480
     Amortization of prepaid insurance                                                               1,965
                                                                                              ------------
     Total expenses                                                                                284,025

     Net investment income                                                                       2,231,187

REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
     FORWARD CURRENCY CONTRACTS, AND FOREIGN
     CURRENCY TRANSACTIONS, (NOTE 1)

Net realized loss on forward currency contracts,
       and foreign currency transactions                                                           (51,483)
Net change in unrealized appreciation on investments                                            (1,359,578)
Net change in unrealized depreciation on
       forward currency contracts and foreign currency transactions                                745,347
                                                                                              ------------
     Net realized and unrealized loss                                                             (665,714)
                                                                                              ------------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                                                $  1,565,473
                                                                                              ============











--------------------------------------------------------------------------------
See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH

Cash flows provided by operating activities:
          Interest received, net                                                                 2,072,806
          Expenses paid                                                                           (120,930)
          Net realized loss from forward currency contracts and
               foreign currency transactions                                                       (51,483)
                                                                                              ------------
          Net cash flows provided by operating activities                                        1,900,393
                                                                                              ------------

Cash flows provided by investing activities:
          Purchase of repurchase agreements, net                                                   140,000
          Capitalized expense                                                                     (123,405)
                                                                                              ------------
          Net cash flows provided by investing activities                                           16,595
                                                                                              ------------
Cash flows used for financing activities:
          Distributions to unitholders                                                          (1,851,964)
                                                                                              ------------
Net increase in cash                                                                                65,024

Cash, beginning of period                                                                           31,773
                                                                                              ------------
Cash, end of period                                                                           $     96,797
                                                                                              ============

RECONCILIATION OF NET INCREASE IN NET
         ASSETS RESULTING FROM OPERATIONS
         TO NET CASH FLOWS PROVIDED BY
         OPERATING ACTIVITIES

Net increase in net assets resulting from operations                                          $  1,565,473
                                                                                              ------------
Increase in unrealized depreciation                                                                614,231
Increase in accrued expenses and other liabilities                                                 152,350
Increase in interest receivable                                                                   (442,406)
Decrease in prepaid and other assets                                                                10,745
                                                                                              ------------
          Total adjustments                                                                        334,920
                                                                                              ------------
Net cash flows provided by operating activities                                               $  1,900,393
                                                                                              ============





--------------------------------------------------------------------------------

See Notes to Financial Statements.


BLACKROCK MQE INVESTORS
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        FOR THE SIX             NOVEMBER 1, 1996*
                                                                       MONTHS ENDED                   THROUGH
                                                                      JUNE 30, 1997             DECEMBER 31, 1996
                                                                      -------------             -----------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
     Net investment income                                            $  2,231,187                 $   734,456
     Net realized loss                                                     (51,483)                         --
     Net change in unrealized appreciation on investments               (1,359,578)                  2,134,359
     Net change in unrealized depreciation on
          forward currency contracts and
          foreign currency transactions                                    745,347                  (3,738,967)
                                                                      ------------                 -----------

     Net increase (decrease) in net assets resulting
          from operations                                                1,565,473                    (870,152)
                                                                      ------------                 -----------

Dividends to unitholders from net investment income                     (1,851,964)                         --
                                                                      ------------                 -----------

Fund unit transactions:

     Proceeds from preferred units issued                                      --                       50,000
     Proceeds from common units issued                                         --                   46,580,000
                                                                      ------------                 -----------

     Net increase in net assets resulting
          from fund unit transactions                                           --                  46,630,000
                                                                      ------------                 -----------

     Net increase (decrease)                                              (286,491)                 45,759,848

NET ASSETS

Beginning of period                                                     45,759,848                          --
                                                                      ------------                 -----------

End of period                                                         $ 45,473,357                 $45,759,848
                                                                      ============                 ===========



BLACKROCK MQE INVESTORS
FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                            FOR THE SIX                  NOVEMBER 1, 1996*
                                                                            MONTHS ENDED                     THROUGH
                                                                           JUNE 30, 1997                 DECEMBER 31, 1996
PER SHARE OPERATING
     PERFORMANCE:

Net asset value, beginning of period                                        $     981.32                    $   1,000.00
                                                                            ------------                    ------------
     Net investment income (a)                                                     47.90                           15.77
     Net realized and unrealized gain (loss) on:
          Investments (a)                                                         (29.19)                          45.83
          Forward currency contracts and
               foreign currency transactions (a)                                   14.90                          (80.28)
                                                                            ------------                    ------------
     Net increase (decrease) from investment operations                            33.61                          (18.68)
                                                                            ------------                    ------------

     Less dividends to unitholders from
          net investment income                                                   (39.76)                             --
                                                                            ------------                    ------------
                                                                                  (39.76)                             --
Net asset value, end of period                                              $    $975.17                          981.32
                                                                            ============                    ============

TOTAL INVESTMENT RETURN (B)                                                        3.43%                         (1.87)%

RATIOS TO AVERAGE NET ASSETS:
Expenses (c) (d)                                                                   1.25%                           1.33%
Net investment income (c) (d)                                                      9.71%                           9.46%

SUPPLEMENTAL DATA:
Average net assets of common unitholders (in thousands)                          $45,685                         $46,580
Portfolio turnover                                                                    --                              --
Net assets of common unitholders, end of period (in thousands)                   $45,423                         $45,710
Asset coverage per preferred unit, end of period (in thousands)                     $455                            $458
Preferred units outstanding (in thousands)                                           $50                             $50

--------------------------------------------------------------------------------

*     Commencement of investment operations.
(a)   Calculated based on average units.
(b) Total investment return is calculated assuming a purchase of a common unit of beneficial interest at net asset value per unit on the first day and a sale at net asset value per unit on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per unit on the payment date. Total investment return for periods of less than one full year are not annualized.
(c)   Annualized.
(d) The ratio of expenses and net investment income to total investor capital commitments of $46,580,000 on an annualized basis is 1.23% and 9.66%, respectively, for the six months ended June 30, 1997. The ratio of expenses and net investment income to total investor capital commitments of $46,580,000 on an annualized basis is 1.33% and 9.46%, respectively, for the period ended December 31, 1996.
(e) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred units relative to average net assets of common unitholders.

      Contained above is the unaudited operating performance based on an average unit of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the period indicated. This information has been determined based upon financial information provided in the financial statements.

See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1.       ORGANIZATION AND ACCOUNTING POLICIES

     BlackRock MQE Investors (the "Trust") is a non-diversified closed-end investment company organized as a Delaware business trust registered under the Investment Company Act of 1940. The Trust will elect to be treated as a partnership for federal income tax purposes. The Units of the Trust are offered to investors in BlackRock Fund Investors I, II, and III (the "Funds") and to other institutional and other qualified investors. The Preferred Units are offered only to Accredited Investors.
     The Trust invests in subordinated debentures and, at the discretion of the Trustees of the Trust, working capital financing (the "Subordinated Debt"), of Annington Finance No. 3 Limited or its affiliates ("Annington Finance"), warrants ("the Warrants") exercisable for common stock of Annington Homes Limited or its affiliates (together with its affiliates "Annington") and other securities issued in respect of such securities. The Annington companies have been organized to acquire the Married Quarters Estate ("MQE") from the United Kingdom Ministry of Defense in a complex transaction. MQE includes approximately 58,000 units of housing.
     The Trust will seek to earn a high total rate of return through investment in the Subordinated Debt and Warrants and other securities subsequently issued in respect of such securities.
     The following is a summary of significant accounting policies followed by the Trust.

INVESTMENT VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity. In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to hedge foreign currency risk. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparts to meet the terms of their contract.

     Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust. Forward currency contracts are not meant to be used to eliminate all of the exposure to foreign currency, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the fund.
     Details of open forward currency sale contracts at June 30, 1997 are as follows:

                                                          Value at              Value at             Unrealized
            Settlement             Contract              Settlement             June 30,            Appreciation/
               DATE                 TO SELL                 DATE                  1997             (DEPRECIATION)
         ----------------      -----------------      ----------------      ----------------      ---------------
           Dec. 13, 1999       GBP    36,734,694      $     55,800,000      $     58,816,164      $    (3,016,164)


FOREIGN  CURRENCY  TRANSLATION:  The   books  and  records  of  the  Trust   are
maintained in U.S. dollars. Foreign currency amounts are translated into United States dollars on the following basis:
         (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
         (II) purchases and sales of Investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The Trust isolates that portion gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.
     The Trust reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the British Sterling relative to the US dollar.
     The exchange rate for the British Pound at June 30, 1997 was US $1.00 to UK0.600492

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to unitholders.
Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and distributes dividends at least annually first from net investment income, then from realized short-term capital gains and other sources, and lastly from paid-in capital. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

DEFERRED ORGANIZATION EXPENSES: A total of $110,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Trust commenced investment operations.

NOTE 2.       AGREEMENTS
     Pursuant to the Declaration of Trust ("DOT") the Trust will pay BlackRock Financial Management, Inc., Manager of the Trust, a 1.00% allocation of all Capital Contributions, on an annualized basis, subject to certain criteria as defined in the DOT.
     The Trust has also entered into an agreement with State Street Bank and Trust Company ("State Street") which provides that State Street will receive an annual fee of $20,000 in exchange for Administration, Custody and Transfer Agent services.
     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Advisor. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.
      Trustees of the Trust, who are not interested parties, are paid a fee for their services in the amount of $6,000 each on an annual basis plus meeting fees of $1,000 per meeting, telephonic meeting fees of $125 per meeting and certain out-of-pocket expenses.

NOTE 3.       PORTFOLIO SECURITIES
     There were no purchases or sales of investment securities, other than short-term investments, for the period ended June 30, 1997. The federal income tax basis of the investments at June 30, 1997 was substantially the same as the basis for financial reporting.
     The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law.

NOTE 4.       CAPITAL
     The Trust has obtained capital commitments from unitholders in the form of subscription agreements to engage in the real estate debt investment activities described herein. When notified by the Trust, in accordance with the Declaration of Trust, the unitholders shall make capital contributions as are required to satisfy their outstanding capital commitments. The Trust must give fourteen days advance notice before contributions are due. As of June 30, 1997, the total capital commitments from investors was $46,630,000 of which $46,630,000 had been called and received.
     There are 100 million common units of $.01 par value authorized and there are 200 preferred units of $.01 par value authorized. The preferred units have a liquidation value $500 per share plus any accumulated but unpaid dividends. Dividends are cumulative and are paid at an annual rate of 10%. On April 16,1997 the fund declared a dividend per unit at a rate of $23.99327 per unit which represents substantially all of the accumulated income earned by the fund for the period beginning January 1, 1997 and ending March 31, 1997.
     The holders of preferred units have voting rights equal to the holder of common units (one vote per unit) and will vote together with holders of units of common stock as a single class. However, holders of preferred units are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by unitholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred units, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred units, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

TRUSTEES
Laurence D. Fink, CHAIRMAN
Donald G. Drapkin
Kendrick R. Wilson, III

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Wesley R. Edens, CHIEF OPERATING OFFICER
Robert I. Kauffman, MANAGING DIRECTOR
Randal A. Nardone, MANAGING DIRECTOR
Erik P. Nygaard, MANAGING DIRECTOR
Henry Gabbay, TREASURER
Susan L. Wagner, SECRETARY
James Kong, ASSISTANT TREASURER

MASTER ADMINISTRATOR
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1431

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY  10022










This report is for unitholder information. This is not a prospectus intended for use in the purchase or sale of Trust units.

BLACKROCK MQE INVESTORS
Two Heritage Drive
North Quincy, MA  02171